                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     --------------------------------------

                                 Date of Report
                        (Date of earliest event reported)

                                November 16, 2001

                                  THE GAP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-7562               94-1697231
        --------------          ----------------      -------------------
          (State of             (Commission File        (IRS Employer
        incorporation)               Number)          Identification No.)


             One Harrison
       San Francisco, California                               94105
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(Address of principal executive offices)                     (Zip Code)


                                 (650) 952-4400
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On November 16, 2001, The Gap, Inc. (the "Company") issued a press release announcing that it agreed to sell certain senior unsecured notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

99.1       Press Release dated November 16, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE GAP, INC.
                                      (Registrant)

Date:  November 16, 2001          By:             /s/ Heidi Kunz
                                       ----------------------------------------
                                       Heidi Kunz
                                       Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                     Description
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99.1              Press Release dated November 16, 2001